Exhibit 8

                                    AGREEMENT

         AGREEMENT dated April 1, 1984, by and between the Great-West Life & Annuity Insurance Company (the "Insurance Company"), a Kansas corporation, on its behalf and on behalf of FUTUREFUNDS Series Account ("the Account"), and MAXIM Series Fund, Inc. ("the Fund").

                                   WITNESSETH:

         WHEREAS, the Account is a separate account established and maintained by the Insurance Company pursuant to the laws of the State of Kansas for variable annuity contracts issued by the Insurance Company;

     WHEREAS, the Account is registered as a unit investment trust under the Investment Company Act of 1940 ("Investment Company Act");

         WHEREAS, the Fund is registered as an open-end management company organized as a series fund under the Investment Company Act;

         WHEREAS, the Fund shall be currently comprised of a money market portfolio, bond portfolio and equity portfolio, but other portfolios may be established in the future;

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Insurance Company intends to purchase shares in the portfolios described above and, in its discretion, in any other portfolios that may be established, on behalf of the Account to fund variable annuity contracts.

         NOW, THEREFORE, the Insurance Company and the Fund hereby agree as follows:

1. The Fund agrees that it will sell to the Account those shares of the Fund which the Account orders, executing such orders on a daily basis at the net asset value next computed after receipt of the order for the shares of the Fund.

2. The Fund agrees that it will redeem for cash, on the Account's request, any full or fractional shares of the Fund held by the Account, executing such requests on a daily basis at the net asset value next computed after receipt of the request for redemption of shares of the Fund.

3. All purchases and redemptions of shares in the Fund by the Insurance Company for the Account shall be at net asset value and no commission, dealer spread or other fee shall be payable to the Fund or any broker/dealer.

     4. A purchase of Fund shares shall be settled within 7 days after the transaction is effected.

     5. A redemption of Fund shares shall be settled within 7 days after the transaction is effected.

     6. This Agreement shall remain in effect until terminated by the mutual written consent of the parties hereto.

7. This Agreement shall be subject to the provisions of the Investment Company Act, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations, and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

8. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                    By:   /s/ G.R. Dinney     ..................
Attest:
                                    (Title)  President        ..................

/s/ D.C. Lennox
Secretary

                                    MAXIM SERIES FUND, INC.


                                    By:   /s/ G.R. Dinney     ..................
Attest:
                                    (Title)  President        ..................

/s/ D.C. Lennox
Secretary

                                           FUND  PARTICIPATION  AGREEMENT


           Sample Agreement for Unaffiliated Insurance Products Funds

                                TABLE OF CONTENTS


ARTICLE I.               Sale of Fund

Shares.......................................................................

ARTICLE II.              Representations and
Warranties............................................................

ARTICLE III.             Prospectuses and Proxy Statements;
Voting.................................................

ARTICLE IV.              Sales Material and

Information............................................................

ARTICLE V.               Fees and
Expenses.........................................................................

ARTICLE VI.              Diversification and
Qualification.........................................................

ARTICLE VII.             Potential Conflicts and Compliance With
                         Mixed and Shared Funding Exemptive Order

 .................................................

ARTICLE VIII.            Indemnification

 ..........................................................................

ARTICLE IX.              Applicable

Law............................................................................

ARTICLE X.
Termination...............................................................................

ARTICLE XI.
Notices...................................................................................

ARTICLE XII.
Miscellaneous.............................................................................

SCHEDULE A
Contracts.................................................................................

SCHEDULE B               Designated

Portfolios.....................................................................

SCHEDULE C               Reports per Section

6.6...................................................................

SCHEDULE D
Expenses..................................................................................

SCHEDULE E               Trading and NSCC Networking
Agreement.....................................................

SCHEDULE F               Administrative

Services...................................................................

SCHEDULE G               Non-Compete

Provisions....................................................................


                                               PARTICIPATION AGREEMENT

                                                        Among

                                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                     XYZ FUNDS,

                                               XYZ INVESTMENT ADVISER,

                                                         and

                                                   XYZ DISTRIBUTOR



         THIS AGREEMENT, made and entered into as of this ____ day of _______________, 2000 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account FutureFunds Series Account (the "Account"); XYZ FUND, a organized under the laws of (hereinafter the "Fund"); XYZ INVESTMENT ADVISER (hereinafter the "Adviser"), a organized under the laws of ; and XYZ DISTRIBUTOR, a organized under the laws of (hereinafter the "Distributor").

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (hereinafter the "SEC"), dated (File No. ), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") (hereinafter the "Mixed and Shared Funding Exemptive Order"); and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

         WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, GWL&A has registered certain variable annuity contracts supported wholly or partially by the Account (the "Contracts") under the 1933 Act and said Contracts are listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement; and

         WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and

         WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule B attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts; and

         NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Fund, the Distributor and the Adviser agree as follows:

ARTICLE I.                 Sale of Fund Shares

         1.1. All purchases, redemptions and exchanges of Designated Portfolio shares by GWL&A on behalf of the Account, in addition to the pricing and correction thereof, of Designated Portfolio shares, shall be governed by and subject to the terms of the Trading and NSCC Networking Agreement, incorporated by reference herein and attached hereto as Schedule E.

         1.2 Notwithstanding Section 1.1 hereof, if an adjustment is necessary to correct an error which has caused Contractowners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contractowners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contractowners accounts. Upon notification by the Adviser of any overpayment due to an error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contractowners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contractowner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contractowners for any such adjustments or underpayment amounts.

ARTICLE II.       Representations and Warranties

         2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under
Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.

         2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

         2.3. The Fund reserves the right to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

         2.4. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement. The Fund further represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states if and to the extent required by applicable law. GWL&A and the Fund will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either party. In the event of a Law Change, the Fund agrees that, except in those circumstances where the Fund has advised GWL&A that its Board of Directors has determined that implementation of a particular Law Change is not in the best interest of all of the Fund's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.

         2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of and that it does and will comply in all material respects with the 1940 Act.

         2.6. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of and any applicable state and federal securities laws.

         2.7. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of and any applicable state and federal securities laws.

         2.8. The Fund and the Adviser represent and warrant that all of their respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.9. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule D attached hereto and incorporated herein by reference.

         2.10. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the Contracts are currently and at the time of issuance will be treated as annuity contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that the Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Fund, the Distributor and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and warrants that it will not purchase Fund shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

ARTICLE III.      Prospectuses and Proxy Statements; Voting

         3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated
Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contractowners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule D hereof. If requested by GWL&A in lieu thereof, the Adviser, Distributor or Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund and Adviser agree that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

         3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contractowners, then the Fund, Distributor and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners. The Adviser, Distributor and/or the Fund shall also provide SAIs to any Contractowner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

         3.3. The Fund, Distributor and/or Adviser shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contractowners.

         3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Designated Portfolio(s) provided in writing by the Fund, the Distributor or the Adviser, neither the Fund, the Distributor nor Adviser are responsible for the content of the prospectus or SAI for the Contracts.

         3.5.     If and to the extent required by law GWL&A shall:
                  (i)      solicit voting instructions from Contractowners;
     (ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contractowners: and
                  (iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contractowners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

         3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund. The Fund agrees to promptly notify GWL&A of any changes of interpretations or amendments of the Mixed and Shared Funding Exemptive Order.

         3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with
Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.       Sales Material and Information

         4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Fund objects to such use within five (5) Business Days after receipt of such material.

         4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund, Distributor or Adviser, except with the permission of the Fund, Distributor or Adviser.

         4.3. The Fund or the Adviser shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material.

         4.4. The Fund, the Distributor and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

         4.5. The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

         4.7. GWL&A will provide to the Fund at least one complete copy of all registration statements, prospectuses, SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document(s) with the SEC, NASD, or other regulatory authority.

         4.8. For purposes of Articles IV and VIII, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

         4.9. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE V.        Fees and Expenses

         5.1. The Fund and the Adviser will pay certain fees in accordance with Schedule F hereof. In addition, the parties will bear certain expenses in accordance with Schedule D, Articles III, V, and other provisions of this Agreement.

         5.2. All expenses incident to performance by the Fund, the Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule D. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

         5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule D.

         5.4. The Fund, the Distributor and the Adviser acknowledge that a principal feature of the Contracts is the Contractowner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund, the Distributor and the Adviser agree to cooperate with GWL&A in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI.       Diversification and Qualification

         6.1. The Fund, the Distributor and the Adviser represent and warrant that the Fund will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as annuity contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund, Distributor and Adviser represent and warrant that the Fund and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. The Fund, the Distributor and the Adviser agree that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans.

     6.2. No shares of any Designated Portfolio of the Fund will be sold to the general public.

         6.3. The Fund, the Distributor and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

         6.4. The Fund, Distributor or Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

         6.5.  Without in any way limiting  the effect of Sections  8.2, 8.3 and
8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Sections 6.1, 6.2, or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

         6.6. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule C and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any non-compliance.

         6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, or any Contractowner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Fund, Distributor or Adviser as a result of such a failure or alleged failure:

     (a) GWL&A shall promptly notify the Fund, the Distributor and the Adviser of such assertion or potential claim;

         (b) GWL&A shall consult with the Fund, the Distributor and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

         (c) GWL&A shall use its best efforts to minimize any liability of the Fund, the Distributor and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

         (d) any written materials to be submitted by GWL&A to the IRS, any Contractowner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Fund, the Distributor and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission;

         (e) GWL&A shall provide the Fund, the Distributor and the Adviser with such cooperation as the Fund, the Distributor and the Adviser shall reasonably request (including, without limitation, by permitting the Fund, the Distributor and the Adviser to review the relevant books and records of GWL&A) in order to facilitate review by the Fund, the Distributor and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

         (f) GWL&A shall not with respect to any claim of the IRS or any Contractowner that would give rise to a claim against the Fund, the Distributor and the Adviser (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Fund, the Distributor and the Adviser, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Fund and the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Fund, the Distributor and the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII. Potential Conflicts and Compliance With Mixed and Shared Funding Exemptive Order

         7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that an irreconcilable material conflict exists and the implications thereof.

         7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contractowners.

         7.3. If it is determined by a majority of the Board, or a majority of its directors who are not interested persons of the Fund, the Distributor, the Adviser or any sub-adviser to any of the Designated Portfolios (the "Independent Directors"), that a material irreconcilable conflict exists, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Fund's election, to withdraw the Account's investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Independent Directors. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Adviser, the Distributor and the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

         7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Fund.

         7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contractowners affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then GWL&A will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Independent Directors.

         7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.5, 3.6, 3.7, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.      Indemnification
         8.1.     Indemnification By GWL&A
         8.1(a). GWL&A agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser, Distributor or Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWLA; or

     (iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A, including without limitation Section
                  2.11 and Section 6.7 hereof,

     as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

         8.1(b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         8.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.1(d). The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

         8.2.     Indemnification by the Adviser

         8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, the Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of GWL&A for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund, the Distributor or the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or the Fund; or

         (iv) arise as a result of any failure by the Fund, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

(vi) arise out of or result from the incorrect or untimely calculation or reporting by the Fund, the Distributor or the Adviser of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof.

         8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d). GWL&A agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

         8.3.     Indemnification By the Fund

         8.3(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

         (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

         (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

         8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d). GWL&A each agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

         8.4.     Indemnification by the Distributor

         8.4(a). The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, Adviser or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or Fund by or on behalf of GWL&A for use in the registration statement or SAI or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund, the Distributor or Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or Fund; or

         (iv) arise as a result of any failure by the Fund, Adviser or Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, Adviser or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund, Adviser or Distributor; or

         (vi) arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

         8.4(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         8.4(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.4(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX.       Applicable Law

         9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

         9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.        Termination

         10.1.    This Agreement shall terminate:
                  (a) at the option of any party, with or without cause, with respect to some or all Portfolios, upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six
                  (6) months following the date of this Agreement; or

                  (b) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

                  (c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

                  (d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

                  (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or

                  (f) at the option of GWL&A by written notice to the Fund with respect to any Portfolio if GWL&A reasonably believes that the Portfolio will fail to meet the Section 817(h) diversification requirements or Subchapter M qualifications specified in
                  Article VI hereof; or

                  (g) at the option of either the Fund, the Distributor or the Adviser, if (i) the Fund, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A's ability to perform its obligations under this Agreement, (ii) the Fund, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund, Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

                  (h) at the option of either GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's, Distributor's or Adviser's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth
                  (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

                  (i) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10.1(a)-(j); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party.

     10.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

         (a) in the  event  any  termination  is based  upon the  provisions  of
         Article VII, or the provisions of Section 10.1(a), 10.1(g) or 10.1(h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties; (b) in the event any termination is based upon the provisions of Section 10.1(d), 10.1(e), 10.1(i) or 10.1(j) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and (c) in the event any termination is based upon the provisions of Section 10.1(b), 10.1(c) or 10.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

         10.3. Effect of Termination. Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Fund or GWL&A to meet Section 817(h) of the Code diversification requirements, the Fund, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.3 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.3. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI.       Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

         XYZ Fund

         Attention:

If to GWL&A:

         Great-West Life & Annuity Insurance Company 8515 East Orchard Road Englewood, CO 80111 Attention:

If to the Adviser:

         XYZ Investment Adviser

         Attention:

If to the Distributor:

         XYZ Distributor

         Attention:

ARTICLE XII.  Miscellaneous

         12.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

         12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.

         12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

         12.9. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund, Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the Fund, Distributor and Adviser and their respective assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Fund, Distributor or the Adviser, the Trustees, officers, employees or agents of the Fund, Distributor or Adviser, or any of them.

         12.10. The Fund, the Distributor and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and neither the Fund, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.

         12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund, and the Distributor and the Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                           GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           By its authorized officer,

                           By:______________________________
                           Title:
                           Date:

                           XYZ FUND

                           By its authorized officer,

                           By:______________________________
                           Title:
                           Date:

                             XYZ INVESTMENT ADVISER

                           By its authorized officer,

                           By:____________________________
                           Title:
                           Date:

                           XYZ DISTRIBUTOR

                           By its authorized officer,

                           By:____________________________
                           Title:
                           Date:

                                   SCHEDULE A

 Contracts                                                   Form Numbers

                                                     SCHEDULE B


Designated Portfolios

                                                     SCHEDULE C
                             Reports per Section 6.6

         With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form C1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

         With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and (ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

     A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

     (a) Less than ninety percent of gross income is derived from sources of income specified in Section 851(b)(2);

     (b) Thirty percent or greater gross income is derived from the sale or disposition of assets specified in Section 851(b)(3);

     (c) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(4)(A); and

         (d) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 851(b)(4)(B).

                                                       FORM C1
                                              CERTIFICATE OF COMPLIANCE


For the quarter ended:


         I, , a duly authorized officer, director or agent of Fund hereby swear and affirm that Fund is in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the "Code") and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, and other than the exceptions discussed below:

Exceptions                                                    Remedial Action



















                                 If no  exception  to  report,  please  indicate
"None."


                                      Signed this      day of        ,        .



(Signature)

                                                              By:
(Type or Print Name and Title/Position)

                                   SCHEDULE D

                                    EXPENSES

The Fund and/or the Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below.


------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Prospectus         Printing of combined        GWL&A                       Fund,
Distributor or
                               prospectuses

Adviser, as

applicable

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Fund, Distributor or        GWL&A                       Fund,
Distributor or

                              Adviser shall supply

Adviser, as

                               GWL&A with such- numbers
applicable

                                of the Designated

                               Portfolio(s)
                               prospectus(es) as GWL&A
                               shall reasonably request
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to New and     GWL&A                       GWL&A
                                 Inforce Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to             GWL&A                       GWL&A
                               Prospective Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Product Prospectus             Printing for Inforce        GWL&A                       GWL&A
                               Clients
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Printing for Prospective    GWL&A                       GWL&A
                               Clients
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to New and     GWL&A                       GWL&A
                                 Inforce Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to             GWL&A                       GWL&A
                               Prospective Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Prospectus         If Required by Fund,        Fund, Distributor or        Fund,
Distributor or
Update & Distribution          Distributor or Adviser      Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Product Prospectus Update &    If Required by Fund,        GWL&A                       Fund,
Distributor or
Distribution                   Distributor or Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------



------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund SAI                Printing                    Fund, Distributor or        Fund,
Distributor or
                                                           Adviser

Adviser

------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Product SAI                    Printing                    GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Proxy Material for Mutual      Printing if proxy           Fund, Distributor or        Fund,
Distributor or
Fund:                          required by Law             Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution (including     GWL&A                       Fund,
Distributor or

                               labor) if proxy required
Adviser

                               by Law

------------------------------ --------------------------- ---------------------------
----------------------
                               Printing & distribution     GWL&A                       GWL&A
                              if required by GWL&A

============================== =========================== ===========================
======================
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Annual &           Printing of combined        GWL&A                       Fund,
Distributor or
Semi-Annual Report             reports
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Other communication to New     If Required by the Fund,    GWL&A                       Fund,
Distributor or
and Prospective clients        Distributor or Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Other communication to         Distribution (including     GWL&A                       Fund,
Distributor or

inforce                        labor and printing) if
Adviser

                               required by the Fund,
                             Distributor or Adviser

------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution (including     GWL&A                       GWL&A
                               labor and printing) if
                                required by GWL&A

============================== =========================== ===========================
======================



------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
Errors in Share Price          Cost of error to            GWL&A                       Fund
or Adviser
calculation                    participants
------------------------------ --------------------------- ---------------------------
----------------------
                               Cost of administrative      GWL&A                       Fund
or Adviser

                              work to correct error

------------------------------ --------------------------- ---------------------------
----------------------
Operations of the Fund         All operations and          Fund, Distributor or        Fund
or Adviser
                               related expenses,           Adviser
                               including the cost of
                               registration and
                               qualification of  shares,
                               taxes on the issuance or
                               transfer of shares, cost
                               of management of the
                               business affairs of the
                               Fund, and expenses paid
                               or assumed by the fund
                               pursuant to any Rule
                               12b-1 plan
------------------------------ --------------------------- ---------------------------
----------------------
Operations of the Account      Federal registration of     GWL&A                       GWL&A
                               units of separate account
                               (24f-2 fees)
------------------------------ --------------------------- ---------------------------
----------------------


                                   SCHEDULE E

TRADING AND NSCC NETWORKING AGREEMENT

                                   SCHEDULE F

                             ADMINISTRATIVE SERVICES

A. GWL&A, or an affiliate, will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both fund and annuity information and questions - including:

         responding to Contractowner inquiries; delivery of prospectus - both fund and annuity; entry of initial and subsequent orders; transfer of cash to insurance company and/or funds; explanations of fund objectives and characteristics; entry of transfers between funds; fund balance and allocation inquiries; mail fund prospectus.

     B. GWL&A, or an affiliate, will communicate all purchase,  withdrawal,  and
     exchange   orders  it  receives  from  its  customers  to  each  Designated
     Portfolio.

Administrative Service Fee

For the services, GWL&A or its affiliate shall receive a fee of x.xx% per annum of the average aggregate daily net asset value of shares of the Designated Portfolio(s) held in the Account, payable by the Adviser directly to GWL&A or its affiliate. Such fee shall be paid in arrears quarterly. Each quarter's fee shall be determined based on assets in the Account at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.

The Fund will calculate and GWL&A will verify the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.

                         12b-1 Distribution Related Fees

The Adviser, or its designee, agrees to pay GWL&A or its affiliate a fee of x.xx% per annum of the average aggregate daily net asset value of shares of the Designated Portfolio(s) held in the Account. Such fee shall be paid in arrears, quarterly. Each quarter's fee shall be determined based on assets in the Account at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.

                                   SCHEDULE G

                             NON-COMPETE PROVISIONS

GWL&A intends to offer Fund, Adviser and Distributor, as applicable, access to their current and prospective customers hereinafter "Customers" so that Customers will have the option of purchasing the Designated Portfolio shares of the Fund. Fund, Adviser and Distributor, as applicable, desires to make the Designated Portfolio(s) available to Customers, yet acknowledges that under certain circumstances, the ability of Fund, Adviser or Distributor, as applicable, to solicit business from Customers should be subject to special limitations in exchange for the increased ability to offer its product through GWL&A's introduction. An introduction will consist of GWL&A's inclusion of the Designated Portfolio(s) in the deferred compensation product offered to a Customer for that Customer's consideration.

     1. In the scenario where GWL&A introduces Fund, Adviser or Distributor, as applicable, in any manner to a Customer which ultimately purchases a deferred compensation product from GWL&A, and GWL&A includes the Designated Portfolio(s) in the products offered to that Customer, Fund, Adviser and Distributor, as applicable, agree not to utilize any confidential information regarding the Customer and/or its employees' participation in plan(s) received in connection with offering its product to Customer in any solicitation of Deferred Compensation Business from that Customer. Further, Fund, Adviser and Distributor, as applicable, will not attempt to contact Customers regularly nor attempt to sell its mutual funds directly to Customer on a stand-alone basis while the Designated Portfolio(s) are included in GWL&A's arrangement with the Customer. For purposes of this Agreement "Deferred Compensation Business" includes, but is not limited to, group or individual annuity contracts, GIC's, separate accounts and wrapped or unwrapped mutual funds whether sold separately or in conjunction-with each other.

2. In the scenario where GWL&A introduces Distributor in any manner to a Customer which does not purchase a deferred compensation product from GWL&A, Distributor is not subject to any prohibitions regarding sales to and communications with that Customer. Likewise, there are no prohibitions where GWL&A provides no introduction.

GWL&A may decide in its discretion when it desires to provide an introduction to one of its Customers. GWL&A has no obligation to provide introductions to its Customers.

                                           FUND  PARTICIPATION  AGREEMENT




                        Sample Agreement for Retail Funds

                                TABLE OF CONTENTS


ARTICLE I.               Sale of Fund

Shares.......................................................................

ARTICLE II.              Representations and
Warranties............................................................

ARTICLE III.             Prospectuses and Proxy Statements;
Voting.................................................

ARTICLE IV.              Sales Material and

Information............................................................

ARTICLE V.               Fees and
Expenses.........................................................................

ARTICLE VI.
Qualification.............................................................................

ARTICLE VII.             Indemnification

 ..........................................................................

ARTICLE XIII.            Applicable

Law............................................................................

ARTICLE IX.
Termination...............................................................................

ARTICLE X.
Notices...................................................................................

ARTICLE XI.
Miscellaneous.............................................................................

SCHEDULE A               Designated

Portfolios.....................................................................

SCHEDULE B               Reports per Section

6.4...................................................................

SCHEDULE C
Expenses..................................................................................

SCHEDULE D               Trading and NSCC Networking
Agreement.....................................................

SCHEDULE E               Administrative

Services...................................................................

SCHEDULE F               Non-Compete

Provisions....................................................................

                                            FUND PARTICIPATION AGREEMENT

                                                        Among

                                     GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                     XYZ FUNDS,

                                               XYZ INVESTMENT ADVISER,

                                                         and

                                                   XYZ DISTRIBUTOR



         THIS AGREEMENT, made and entered into as of this ____ day of _______________, 2000 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account FutureFunds Series Account (the "Account"); XYZ FUND, a organized under the laws of (hereinafter the "Fund"); XYZ INVESTMENT ADVISER (hereinafter the "Adviser"), a organized under the laws of ; and XYZ DISTRIBUTOR, a organized under the laws of (hereinafter the "Distributor").

         WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement (hereinafter "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

         WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

         WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the "1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

         WHEREAS, GWL&A has registered certain variable annuity contracts supported wholly or partially by the Account (the "Contracts") under the 1933 Act; and

         WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and

         WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase shares in the Portfolio(s) listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Fund is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") on behalf of the Account to fund the Contracts; and

         NOW, THEREFORE, in consideration of their mutual promises, GWL&A, the Fund, the Distributor and the Adviser agree as follows:

ARTICLE I.                 Sale of Fund Shares

         1.1. All purchases, redemptions and exchanges of Designated Portfolio shares by GWL&A on behalf of the Account, in addition to the pricing and correction thereof, of Designated Portfolio shares, shall be governed by and subject to the terms of the Trading and NSCC Networking Agreement, attached hereto as Schedule D.

         1.2 Notwithstanding Section 1.1 hereof, if an adjustment is necessary to correct an error which has caused Contract owners to receive less than the amount to which they are entitled, the number of shares of the applicable sub-account of such Contract owners will be adjusted and the amount of any underpayments shall be credited by the Adviser to GWL&A for crediting of such amounts to the applicable Contract owners accounts. Upon notification by the Adviser of any overpayment due to an error, GWL&A shall promptly remit to Adviser any overpayment that has not been paid to Contract owners; however, Adviser acknowledges that GWL&A does not intend to seek additional payments from any Contract owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account. In no event shall GWL&A be liable to Contract owners for any such adjustments or underpayment amounts.

ARTICLE II.       Representations and Warranties

         2.1. GWL&A represents and warrants that the Contracts and the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under
Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.

         2.2. The Fund represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

         2.3. The Fund reserves the right to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law and regulation. In any event, the Fund and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Fund are in accordance with the requirements of the 1940 Act. To the extent that the Fund decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have its Board, a majority of whom are not interested persons of the Fund, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

         2.4. The Fund represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement.

         2.5. The Fund represents and warrants that it is lawfully organized and validly existing under the laws of the State of and that it does and will comply in all material respects with the 1940 Act.

         2.6. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of and any applicable state and federal securities laws.

         2.7. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of and any applicable state and federal securities laws.

         2.8. The Fund and the Adviser represent and warrant that all of their respective officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.9. The Fund will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Fund agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Fund, consistent with the allocation of expenses contained in Schedule C attached hereto and incorporated herein by reference.

ARTICLE III.      Prospectuses and Proxy Statements; Voting

         3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many copies of the Fund's current prospectus for the Designated
Portfolio(s) as GWL&A may reasonably request for marketing purposes (including distribution to Contract owners with respect to new sales of a Contract), with expenses to be borne in accordance with Schedule C hereof. If requested by GWL&A in lieu thereof, the Adviser, Distributor or Fund shall provide such documentation (including a camera-ready copy and computer diskette of the current prospectus for the Designated Portfolio(s)) and other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Fund's prospectus for the Designated Portfolio(s) printed together in one document. The Fund and Adviser agree that the prospectus (and semi-annual and annual reports) for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other portfolios or series that may be in the Fund unless required by law.

         3.2. If applicable state or federal laws or regulations require that the Statement of Additional Information ("SAI") for the Fund be distributed to all Contract owners, then the Fund, Distributor and/or the Adviser shall provide GWL&A with copies of the Fund's SAI or documentation thereof for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule C hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contract owners. The Adviser, Distributor and/or the Fund shall also provide SAIs to any Contract owner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to GWL&A).

         3.3. The Fund, Distributor and/or Adviser shall provide GWL&A with copies of the Fund's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule C hereof, as GWL&A may reasonably require to permit timely distribution thereof to Contract owners.

         3.4. It is understood and agreed that, except with respect to information regarding GWL&A provided in writing by that party, GWL&A is not responsible for the content of the prospectus or SAI for the Designated Portfolio(s). It is also understood and agreed that, except with respect to information regarding the Fund, the Distributor, the Adviser or the Designated Portfolio(s) provided in writing by the Fund, the Distributor or the Adviser, neither the Fund, the Distributor nor Adviser are responsible for the content of the prospectus or SAI for the Contracts.

         3.5.     If and to the extent required by law GWL&A shall:
                  (i)      solicit voting instructions from Contract owners;
     (ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contract owners: and
                  (iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.

         3.6. GWL&A shall be responsible for assuring that each of its separate accounts holding shares of a Designated Portfolio calculates voting privileges as directed by the Fund and agreed to by GWL&A and the Fund.

         3.7. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, comply with
Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.       Sales Material and Information

         4.1. GWL&A shall furnish, or shall cause to be furnished, to the Fund or its designee, a copy of each piece of sales literature or other promotional material that GWL&A, respectively, develops or proposes to use and in which the Fund (or a Portfolio thereof), its Adviser or one of its sub-advisers or the Distributor is named in connection with the Contracts, at least ten (10) business days prior to its use. No such material shall be used if the Fund objects to such use within five (5) business days after receipt of such material.

         4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Fund, Distributor or Adviser, except with the permission of the Fund, Distributor or Adviser.

         4.3. The Fund or the Adviser shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A and/or its separate account(s), is named at least ten (10) business days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) business days after receipt of such material.

         4.4. The Fund, the Distributor and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

         4.5. The Fund will provide to GWL&A at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolio(s), contemporaneously with the filing of such document(s) with the SEC or NASD or other regulatory authorities.

         4.6. For purposes of Articles IV and VII, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

         4.7. At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE V.        Fees and Expenses

         5.1. The Fund and the Adviser will pay certain fees in accordance with Schedule E hereof. In addition, the parties will bear certain expenses in accordance with Schedule C, Articles III, V, and other provisions of this Agreement.

         5.2. All expenses incident to performance by the Fund, the Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule C. The Fund shall see to it that all shares of the Designated Portfolio(s) are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent required, in accordance with applicable state laws prior to their sale.

         5.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of Contracts offered by GWL&A, in accordance with Schedule C.

         5.4. The Fund, the Distributor and the Adviser acknowledge that a principal feature of the Contracts is the Contract owner's ability to choose from a number of Unaffiliated Funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and portfolios. The Fund, the Distributor and the Adviser agree to cooperate with GWL&A in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI.       Qualification

         6.1. The Fund, the Distributor and the Adviser represent and warrant that the Fund and each Designated Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

         6.2. The Fund, Distributor or Adviser will notify GWL&A immediately upon having a reasonable basis for believing that the Fund or any Designated Portfolio has ceased to comply with the aforesaid Subchapter M qualification requirements or might not so comply in the future.

         6.3.  Without in any way limiting  the effect of Sections  7.2, 7.3 and
7.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Adviser or Distributor will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Designated Portfolio to comply with Section 6.1 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or owners of its Contracts in connection with any such failure or anticipated or reasonably foreseeable failure.

         6.4. The Fund at the Fund's expense shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule B and incorporated herein by reference; provided, however, that providing such reports does not relieve the Fund of its responsibility for such compliance or of its liability for any non-compliance.

ARTICLE VII.      Indemnification
         7.1.     Indemnification By GWL&A
         7.1(a). GWL&A agrees to indemnify and hold harmless the Fund, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Adviser, Distributor or Fund for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material of the Fund not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Fund by or on behalf of GWL&A; or

     (iv) arise as a result of any failure by GWL&A to provide the services and furnish the materials under the terms of this Agreement; or

         (v) arise out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arise out of or result from any other material breach of this Agreement by GWL&A.

     as limited by and in accordance with the provisions of Sections 7.1(b) and 7.1(c) hereof.

         7.1(b). GWL&A shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         7.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, GWL&A shall be entitled to participate, at its own expense, in the defense of such action. GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from GWL&A to such party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.1(d). The Indemnified Parties will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

         7.2.     Indemnification by the Adviser

         7.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, the Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or the Fund by or on behalf of GWL&A for use in the registration statement, prospectus or SAI for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or the Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or wrongful conduct of the Fund, the Distributor or the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or the Fund; or

         (iv) arise as a result of any failure by the Fund, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in
                  Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor or the Fund; or

(vii) arise out of or result from the incorrect or untimely calculation or reporting by the Fund, the Distributor or the Adviser of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof.

         7.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         7.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.2(d). GWL&A agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

         7.3.     Indemnification By the Fund

         7.3(a). The Fund agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

         (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

         (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

     as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof.

         7.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         7.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund shall also be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.3(d). GWL&A agrees to promptly notify the Fund of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

         7.4.     Indemnification by the Distributor

         7.4(a). The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature or other promotional material of the Fund prepared by the Fund, Adviser or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Adviser, the Distributor or Fund by or on behalf of GWL&A for use in the registration statement or SAI or prospectus for the Fund or in sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Fund, the Distributor or Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

         (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to GWL&A by or on behalf of the Adviser, the Distributor or Fund; or

         (iv) arise as a result of any failure by the Fund, Adviser or Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund, Adviser or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund, Adviser or Distributor; or

         (vi) arise out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 7.4(b) and 7.4(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

         7.4(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

         7.4(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.4(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE XIII.     Applicable Law

         8.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

         8.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.       Termination

         9.1.     This Agreement shall terminate:
                  (a) at the option of any party, with or without cause, with respect to some or all Portfolios, upon six (6) months advance written notice delivered to the other parties; provided, however, that such notice shall not be given earlier than six
                  (6) months following the date of this Agreement; or

                  (b) at the option of GWL&A by written notice to the other parties with respect to any Portfolio based upon GWL&A's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

                  (c) at the option of GWL&A by written notice to the other parties with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/ or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

                  (d) at the option of the Fund, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund shares, if, in each case, the Fund, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

                  (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Fund, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund, the Distributor or the Adviser to perform their obligations under this Agreement; or

                  (f) at the option of GWL&A by written notice to the Fund with respect to any Portfolio if GWL&A reasonably believes that the Portfolio will fail to meet the Subchapter M qualifications specified in Article VI hereof; or

                  (g) at the option of either the Fund, the Distributor or the Adviser, if (i) the Fund, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on GWL&A's ability to perform its obligations under this Agreement, (ii) the Fund, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Fund, Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

                  (h) at the option of either GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Fund's, Distributor's or Adviser's ability to perform its obligations under this Agreement, (ii) GWL&A notifies the Fund, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth
                  (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

                  (i) at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 9.1(a)-(j); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non-defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party.

     9.2. Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

         (a) in the  event  any  termination  is based  upon the  provisions  of
         Section 9.1(a), 9.1(g) or 9.1(h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties; (b) in the event any termination is based upon the provisions of Section 9.1(d), 9.1(e), 9.1(i) or 9.1(j) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and (c) in the event any termination is based upon the provisions of Section 9.1(b), 9.1(c) or 9.1(f), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

         9.3. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated
Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts.

         9.4. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE X.        Notices

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

         XYZ Fund

         Attention:

If to GWL&A:

         Great-West Life & Annuity Insurance Company 8515 East Orchard Road Englewood, CO 80111 Attention:

If to the Adviser:

         XYZ Investment Adviser

         Attention:

If to the Distributor:

         XYZ Distributor

         Attention:

ARTICLE XI.  Miscellaneous

         11.1. Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as such information may come into the public domain. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

         11.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         11.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         11.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         11.5. Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Annuity Regulations and any other applicable law or regulations.

         11.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         11.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         11.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto, except to an affiliate of such party.

         11.9. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Fund and agree that the obligations assumed by the Fund, Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the Fund, Distributor and Adviser and their respective assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Fund, Distributor or the Adviser, the Trustees, officers, employees or agents of the Fund, Distributor or Adviser, or any of them.

         11.10. The Fund, the Distributor and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and its assets and neither the Fund, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of GWL&A, or any of them, except to the extent permitted under this Agreement.

         11.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser and the Fund, and the Distributor and the Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

                           GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                           By its authorized officer,

                           By:______________________________
                           Title:
                           Date:

                           XYZ FUND

                           By its authorized officer,

                           By:______________________________
                           Title:
                           Date:

                             XYZ INVESTMENT ADVISER

                           By its authorized officer,

                           By:____________________________
                           Title:
                           Date:

                           XYZ DISTRIBUTOR

                           By its authorized officer,

                           By:____________________________
                           Title:
                           Date:

                                                     SCHEDULE A


Designated Portfolios

                                                     SCHEDULE B
                             Reports per Section 6.4

         With regard to the reports relating to the quarterly testing of compliance with the requirements of Subchapter M under the Code and the regulations thereunder, the Fund shall provide within twenty (20) Business Days of the close of the calendar quarter a report to GWL&A in the Form B1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

         With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," the Fund will provide the reports on the following basis: (i) the last quarter's quarterly reports can be supplied within the 20-day period, and (ii) a year-end report will be provided 45 days after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports will be provided specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

                  A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

     (a) Less than ninety percent of gross income is derived from sources of income specified in Section 851(b)(2);

     (b) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(3)(A); and

         (c) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 851(b)(3)(B).

                                                       FORM B1
                                              CERTIFICATE OF COMPLIANCE


For the quarter ended:


         I, , a duly authorized officer, director or agent of Fund hereby swear and affirm that Fund is in compliance with all requirements of Subchapter M of the Code and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, and other than the exceptions discussed below:

Exceptions                                                    Remedial Action



















                                 If no  exception  to  report,  please  indicate
"None."


                                      Signed this      day of        ,        .


(Signature)

                                                              By:
(Type or Print Name and Title/Position)

                                   SCHEDULE C

                                    EXPENSES

The Fund and/or the Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below.


------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Prospectus         Printing of combined        GWL&A                       Fund,
Distributor or
                               prospectuses

Adviser, as

applicable

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Fund, Distributor or        GWL&A                       Fund,
Distributor or

                              Adviser shall supply

Adviser, as

                               GWL&A with such- numbers
applicable

                                of the Designated

                               Portfolio(s)
                               prospectus(es) as GWL&A
                               shall reasonably request
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to Clients     GWL&A                       Fund,
Distributor or

                               in connection with

Adviser, as

                             initial rollout of Fund

applicable

                             in connection with the

                               Contracts

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to New and     GWL&A                       GWL&A
                              Inforce Clients other

                                  than as above

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to             GWL&A                       GWL&A
                               Prospective Clients other

                                  than as above

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Product Prospectus             Printing for Inforce        GWL&A                       GWL&A
                               Clients
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Printing for Prospective    GWL&A                       GWL&A
                               Clients
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to New and     GWL&A                       GWL&A
                                 Inforce Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution to             GWL&A                       GWL&A
                               Prospective Clients

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Prospectus         If Required by Fund,        Fund, Distributor or        Fund,
Distributor or
Update & Distribution          Distributor or Adviser      Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Product Prospectus Update &    If Required by Fund,        GWL&A                       Fund,
Distributor or
Distribution                   Distributor or Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------



------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund SAI                Printing                    Fund, Distributor or        Fund,
Distributor or
                                                           Adviser

Adviser

------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Product SAI                    Printing                    GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Proxy Material for Mutual      Printing if proxy           Fund, Distributor or        Fund,
Distributor or
Fund:                          required by Law             Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution (including     GWL&A                       Fund,
Distributor or

                               labor) if proxy required
Adviser

                               by Law

------------------------------ --------------------------- ---------------------------
----------------------
                               Printing & distribution     GWL&A                       GWL&A
                              if required by GWL&A

============================== =========================== ===========================
======================
------------------------------ --------------------------- ---------------------------
----------------------
Mutual Fund Annual &           Printing of combined        GWL&A                       Fund,
Distributor or
Semi-Annual Report             reports
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution                GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Other communication to New     If Required by the Fund,    GWL&A                       Fund,
Distributor or
and Prospective clients        Distributor or Adviser
Adviser
------------------------------ --------------------------- ---------------------------
----------------------
                               If Required by GWL&A        GWL&A                       GWL&A
------------------------------ --------------------------- ---------------------------
----------------------
Other communication to         Distribution (including     GWL&A                       Fund,
Distributor or

inforce                        labor and printing) if
Adviser

                               required by the Fund,
                             Distributor or Adviser

------------------------------ --------------------------- ---------------------------
----------------------
                               Distribution (including     GWL&A                       GWL&A
                               labor and printing) if
                                required by GWL&A

============================== =========================== ===========================
======================



------------------------------ --------------------------- ---------------------------
----------------------
Item                           Function                    Party Responsible for       Party
Responsible
                                                           Coordination                for
Expense

------------------------------ --------------------------- ---------------------------
----------------------
Errors in Share Price          Cost of error to            GWL&A                       Fund
or Adviser
calculation                    participants
------------------------------ --------------------------- ---------------------------
----------------------
                               Cost of administrative      GWL&A                       Fund
or Adviser

                              work to correct error

------------------------------ --------------------------- ---------------------------
----------------------
Operations of the Fund         All operations and          Fund, Distributor or        Fund
or Adviser
                               related expenses,           Adviser
                               including the cost of
                               registration and
                               qualification of  shares,
                               taxes on the issuance or
                               transfer of shares, cost
                               of management of the
                               business affairs of the
                               Fund, and expenses paid
                               or assumed by the fund
                               pursuant to any Rule
                               12b-1 plan
------------------------------ --------------------------- ---------------------------
----------------------
Substitution Orders            Application for, and        GWL&A                       Fund
or Adviser
                                implementation of

                               (including necessary
                               printing and mailings),
                               substitution orders

                             required as a result of

                               Fund action

------------------------------ --------------------------- ---------------------------
----------------------
------------------------------ --------------------------- ---------------------------
----------------------
Operations of the Account      Federal registration of     GWL&A                       GWL&A
                               units of separate account
                               (24f-2 fees)
------------------------------ --------------------------- ---------------------------
----------------------

                                   SCHEDULE D

TRADING AND NSCC NETWORKING AGREEMENT

                                   SCHEDULE E

                             ADMINISTRATIVE SERVICES

C. GWL&A, or an affiliate, will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both fund and annuity information and questions - including:

         responding to Contract owner inquiries; delivery of prospectus - both fund and annuity; entry of initial and subsequent orders; transfer of cash to insurance company and/or funds; explanations of fund objectives and characteristics; entry of transfers between funds; fund balance and allocation inquiries; mail fund prospectus.

     D. GWL&A, or an affiliate, will communicate all purchase,  withdrawal,  and
     exchange   orders  it  receives  from  its  customers  to  each  Designated
     Portfolio.

Administrative Service Fee

For the services, GWL&A or its affiliate shall receive a fee of x.xx% per annum of the average aggregate daily net asset value of shares of the Designated Portfolio(s) held in the Account, payable by the Adviser directly to GWL&A or its affiliate. Such fee shall be paid in arrears quarterly. Each quarter's fee shall be determined based on assets in the Account at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.

The Fund will calculate and GWL&A will verify the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.

                         12b-1 Distribution Related Fees

The Adviser, or its designee, agrees to pay GWL&A or its affiliate a fee of x.xx% per annum of the average aggregate daily net asset value of shares of the Designated Portfolio(s) held in the Account. Such fee shall be paid in arrears, quarterly. Each quarter's fee shall be determined based on assets in the Account at the end of each quarter and each quarterly fee will be independent of every other quarterly fee. Such fee shall be due and payable automatically within 20 (twenty) days after the last day of the quarter to which such payment relates.

                                   SCHEDULE F

                             NON-COMPETE PROVISIONS

GWL&A intends to offer Fund, Adviser and Distributor, as applicable, access to their current and prospective customers hereinafter "Customers" so that Customers will have the option of purchasing the Designated Portfolio shares of the Fund. Fund, Adviser and Distributor, as applicable, desires to make the Designated Portfolio(s) available to Customers, yet acknowledges that under certain circumstances, the ability of Fund, Adviser or Distributor, as applicable, to solicit business from Customers should be subject to special limitations in exchange for the increased ability to offer its product through GWL&A's introduction. An introduction will consist of GWL&A's inclusion of the Designated Portfolio(s) in the deferred compensation product offered to a Customer for that Customer's consideration.

     3. In the scenario where GWL&A introduces Fund, Adviser or Distributor, as applicable, in any manner to a Customer which ultimately purchases a deferred compensation product from GWL&A, and GWL&A includes the Designated Portfolio(s) in the products offered to that Customer, Fund, Adviser and Distributor, as applicable, agree not to utilize any confidential information regarding the Customer and/or its employees' participation in plan(s) received in connection with offering its product to Customer in any solicitation of Deferred Compensation Business from that Customer. Further, Fund, Adviser and Distributor, as applicable, will not attempt to contact Customers regularly nor attempt to sell its mutual funds directly to Customer on a stand-alone basis while the Designated Portfolio(s) are included in GWL&A's arrangement with the Customer. For purposes of this Agreement "Deferred Compensation Business" includes, but is not limited to, group or individual annuity contracts, GIC's, separate accounts and wrapped or unwrapped mutual funds whether sold separately or in conjunction-with each other.

4. In the scenario where GWL&A introduces Distributor in any manner to a Customer which does not purchase a deferred compensation product from GWL&A, Distributor is not subject to any prohibitions regarding sales to and communications with that Customer. Likewise, there are no prohibitions where GWL&A provides no introduction.

GWL&A may decide in its discretion when it desires to provide an introduction to one of its Customers. GWL&A has no obligation to provide introductions to its Customers.